UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2025

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2025, the Board of Directors (the “Board”) of Bloom Energy Corporation (“Bloom Energy” or the “Company”) increased the authorized number of directors constituting the Board from nine to ten directors.

Mr. Jim Hagemann Snabe was appointed to serve as a Class II director of Bloom Energy effective August 6, 2025 to hold office until the 2026 annual meeting of stockholders and until his successor shall have been duly elected and qualified. Mr. Snabe was also appointed to serve as a member of the Company’s Nominating, Governance, and Public Policy Committee and Compensation and Organizational Development Committee. Previously, Mr. Snabe was the Co-Chief Executive Officer of SAP AG from February 2010 to May 2014. Mr. Snabe is the current Chairman of the Supervisory Board at Siemens AG. He also serves on the Board of Directors at C3.ai, Inc. and Temasek Holdings and is a member of the Board of Trustees of the World Economic Forum in Switzerland.

There are no arrangements or understandings between Mr. Snabe and any other persons pursuant to which he was selected as a director, and he does not have any family relationships with any of the Company’s directors or executive officers. Mr. Snabe does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Snabe will receive the standard compensation for a non-employee director of Bloom Energy. The Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 2, 2025 generally describes the standard compensation for a non-employee director. Bloom Energy also intends to enter into its standard form of indemnification agreement with Mr. Snabe. A copy of the form of Indemnification Agreement was filed with the SEC as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 on September 7, 2018.

Item 7.01	Regulation FD Disclosure.

Bloom Energy’s press release issued August 6, 2025, announcing the appointment of Mr. Snabe, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit	Description
99.1	Press release dated August 6, 2025.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: August 6, 2025	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
Chief Legal Officer and Corporate Secretary